UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2009

FIRST DATA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 GLENRIDGE CONNECTOR, N.E., SUITE 2000, ATLANTA, GEORGIA	30342
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (404) 890-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

First Data Corporation (“First Data” or “the Company”) has changed the financial reports provided to its Chief Executive Officer to better enable him to make operating decisions and assess the performance of the Company’s business segments and has adjusted its segment reporting to reflect these changes beginning with the reporting of third quarter 2009 financial results. To assist investors with analyzing our 2009 results and comparing them to prior period results, this Form 8-K includes an explanation of changes to the Company’s historical segment presentation. The 2008 and 2009 summary financial results by quarter, reflecting the revised segment presentation, are included on Exhibit 99.1 to this Form 8-K. A comparison to previously presented financial measures is provided on the First Data website.

Business Segments

The businesses constituting our business segments remain unchanged. We will continue to report Retail and Alliance Services (“RAS”), Financial Services (“FS”), International, Integrated Payment Systems (“IPS”) and All Other and Corporate. Presentation of certain items within the segments is changing to reflect how the Company’s Chief Executive Officer now assesses the performance of the business.

Segment Measurement Changes

Proportionate consolidation. A significant portion of our business in the RAS segment is conducted through non-wholly owned alliances primarily with financial institutions. Some of those alliances are accounted for under the equity method and some are consolidated. Termination and formation of alliances and consolidation versus equity method accounting substantially impacts revenue and expense growth rates, margins and transaction volumes in reported results. During the past 12 months, the Company (1) and JPMorgan Chase terminated the Chase Paymentech Solutions alliance, an equity method investment and its largest alliance prior to the termination, (2) sold a portion of its ownership interest in the Wells Fargo Merchant Services alliance resulting in deconsolidation of that entity and (3) formed its largest merchant acquiring alliance with Bank of America, of which First Data owns, directly and indirectly, 50.45% and consolidates for financial reporting purposes. In order to better understand the trends in this segment, we are now utilizing proportionate consolidation for all non-wholly owned alliances for segment reporting. Under this presentation, revenues and expenses reflect RAS’s proportionate share of the underlying alliance’s results based on equity ownership, net of eliminations for amounts charged between RAS and the alliances.

Segment performance measure. Segment earnings are now presented before net interest expense, income taxes, depreciation and amortization (“EBITDA”) and are further adjusted (as described below) (“Adjusted EBITDA”). Conforming changes have been made to prior periods.

ISO commission expense. Within the RAS segment, we pay commissions or have revenue share arrangements with independent sales organizations (“ISO”) to compensate them for selling our merchant processing, acquiring and other services to merchants. Commission payments are reflected as expense and revenue share arrangements are reflected as contra revenue in the consolidated statements of operations depending on the structure of the arrangement, which party owns the merchant relationship and which party bears primary risk. For purposes of segment reporting, all commissions are now reflected as contra revenue as management views the business relationships to be similar.

Reimbursable debit network fees, postage and other. Debit network fees from PIN-debit card transactions acquired from merchants are recorded gross with the associated network fee recorded in the corresponding expense caption in the consolidated statement of operations, principally related to the RAS segment. Similarly, postage, telecommunications and other items that are passed through to customers are recorded gross in the respective revenue and expense captions in the consolidated statement of operations principally related to the Financial Services segment. Because these revenue streams are a pass-through, management will now view the results of the segment excluding the revenue and expense associated with this item. This presentation provides better transparency to the underlying revenue and expense growth trends as well as associated margins.

Amortization of initial payments for new contracts. The Company is excluding amortization of initial payments for new contracts, which is reflected on a contra revenue basis in the consolidated statements of operations, from amortization for purposes of determining Adjusted EBITDA in its segment reporting. Payments for new contracts is considered by management to be separate and distinct from other capital expenditures and the associated amortization a proper reduction to revenue (and exclusion from Adjusted EBITDA) for segment reporting purposes.

Financial Measures

Beginning with reporting of our third quarter financial results, we will incorporate the following measures:

Segment Revenue – Revenue adjusted to exclude reimbursable debit network fees, postage, and other. Revenues from divested businesses (including partial alliance interest sales/reductions) are excluded from Segment Revenue as if these businesses had been divested for all periods presented. For RAS, Segment Revenue is further adjusted to present results on a proportionate reporting basis and to reflect those ISO commissions classified as expense on a contra revenue basis.

Adjusted Revenue – Represents the sum of Segment Revenue and All Other and Corporate revenue as adjusted to exclude revenue related to the IPS segment due to the wind down of the official check and money order businesses and to reflect elimination of intersegment revenues.

Segment EBITDA – Segment earnings before net interest expense, income taxes, depreciation and amortization adjusted as follows:

(1) Adjustment for non-wholly owned entities – Net adjustment to reflect First Data’s proportionate share of alliance EBITDA within the RAS segment.

(2) Stock based compensation – Stock based compensation recognized as expense is excluded from Adjusted EBITDA.

(3) Other Items – Includes net restructuring, impairments, litigation and regulatory settlements, investment gains and losses, derivative financial instruments gains and losses, net divestitures and non-operating foreign currency gains and losses as applicable to the periods presented. These are excluded from Adjusted EBITDA.

(4) Official Check and Money Order EBITDA – Adjustment to exclude the official check and money order businesses from EBITDA due to the Company’s wind down of these businesses.

(5) Cost of data center technology and savings initiatives – Represents implementation costs associated with initiatives to reduce operating expenses including items such as platform and data center consolidation initiatives in the International segment, expense related to the reorganization of global application development resources, expense associated with domestic data center consolidation initiatives and planned workforce reduction expenses, as well as certain platform development and other costs directly associated with the termination of the Chase Paymentech alliance, all of which are considered nonrecurring projects (excludes costs accrued in purchase accounting) and excluded from Adjusted EBITDA.

(6) Kohlberg Kravis Roberts & Co. (“KKR”) merger related items – Represents the exclusion from Adjusted EBITDA of third party expenses including legal, accounting, and other advisory fees incurred in connection with the merger of the Company with an affiliate of KKR (“the merger”) and the debt issued thereunder, KKR annual sponsor fees for management, consulting, financial and other advisory services and the effect of purchase accounting associated with the merger on EBITDA which is primarily the result of revenue recognition adjustments.

(7) Divested businesses – Adjustment to exclude the EBITDA of divestitures through September 30, 2009 as if these businesses had been divested for all periods presented.

Adjusted EBITDA – Represents the sum of Segment EBITDA and All Other and Corporate EBITDA.

Item 9.01	Financial Statements and Exhibits.

(d)	The following is a list of the Exhibits filed with this report.

Exhibit Number	Description of Exhibit
99.1	The 2008 and 2009 summary financial results by quarter, reflecting the revised segment presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

By:	/S/ RAYMOND E. WINBORNE
Raymond E. Winborne
Senior Vice President and Controller

Date: November 10, 2009

Exhibit Index

The following is a list of the Exhibits filed with this report.

Exhibit Number	Description of Exhibit
99.1	The 2008 and 2009 summary financial results by quarter, reflecting the revised segment presentation.